Exhibit 10.2

AMENDMENT NO. 1

Dated as of October 26, 2007

to

CREDIT AGREEMENT

Dated as of August 31, 2007

THIS AMENDMENT NO. 1 (“Amendment”) is made as of October 26, 2007 (the “Effective Date”) by and among MYR Group Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 31, 2007 by and among the Borrower, the Lenders and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that certain modifications be made to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to the following amendments to the Credit Agreement.

1.                                       Amendments to Credit Agreement. Effective as of the Effective Date but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)                                  Section 5.12 of the Credit Agreement is hereby restated in its entirety as follows:

“SECTION 5.12. [Intentionally Omitted].”

(b)                                 Section 6.04(c) of the Credit Agreement is amended to delete the reference to “5.12” therein and to substitute “5.11” therefor.

(c)                                  Clause (d) of Article VII is amended to delete the reference to “5.12” therein.

2.                                       Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower and the Required Lenders and (ii) counterparts of the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.

3.                                       Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)                                  This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)                                 As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects as of the date hereof, except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date.

4.                                       Reference to and Effect on the Credit Agreement.

(a)                                  Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.                                       Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

6.                                       Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.                                       Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

MYR GROUP INC.,
as the Borrower

By:	/s/ Marco A. Martinez
Name: Marco A. Martinez
Title: V.P., CFO and Treasurer

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 31, 2007

MYR Group Inc.

JPMORGAN CHASE BANK,
NATIONAL ASSOCIATION,
individually as a Lender, as the Swingline Lender, as
Issuing Bank and as Administrative Agent

By:	/s/ Dawn Mase
Name: Dawn Mase
Title: Vice-President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 31, 2007

MYR Group Inc.

CITIBANK, N.A.,
individually as a Lender and as Syndication Agent

By:	/s/ Scott Miller
Name: Scott Miller
Title: Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 31, 2007

MYR Group Inc.

FIFTH THIRD BANK,
individually as a Lender and as Documentation Agent

By:	/s/ Neil G. Mesch
Name: Neil G. Mesch
Title: Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 31, 2007

MYR Group Inc.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Frank J. Jancar
Name: Frank J. Jancar
Title: Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 31, 2007

MYR Group Inc.

NATIONAL CITY BANK,
as a Lender

By:	/s/ Renee M. Bonnell
Name: Renee M. Bonnell
Title: Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 31, 2007

MYR Group Inc.